UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                  May 14, 2003
                                 Date of Report

                        (Date of earliest event reported)



                           Commission File No. 0-17462


                             INSTAPAY SYSTEMS, INC.
                    (fka) FILMAGIC ENTERTAINMENT CORPORATION
                 PREDECESSOR: "ROEDEINGER MEDICAL SYSTEMS, INC"
                     (Name of Small Business in its Charter)


              UTAH                                            87-0404991
  (State of other Jurisdiction                       (I.R.S. Employer ID Number)
of incorporation or organization)


 Mail:   2869 India St., San Diego, CA                           92103
(Address of Principal Executive Officers)                      (Zip Code)

        Registrant's telephone number including area code: (818) 991-4259
                            Fax Number (818) 992-6031

ITEM 1: Changes In Officers and Directors

The undersigned outside Directors and Officers of INSTAPAY SYSTEMS, INC., have accepted their current roles and provided this notification to the State of Utah. These officers and directors accept the resignation of Mr. Robert Bragg from the current position on the Board of Directors. Because of the continued health problems, Mr. Bragg has decided he is currently not physically fit enough to properly support the needs of the Board. He will however be available to the board on a consultant position when his health limitations permit. The board has therefore decided to move forward and begin reviewing backgrounds and resumes of other persons that could benefit the company's long range growth plans. Mr. Hargens having already assumed the position of CEO/President will continue to direct the company with the board assistance. The remaining officers, Harvey Lalach, Vice President and Director, Aubrye A. Harris, Secretary/ Director, Mr. Frank DeSantis, Director/ Corporate Counsel, and Song Liping, Director/ International Consultant and R.B. Harris Director shall all retain their positions.

         Harry Hargens                      Robert Bragg
         President/CEO/Director             Resigning Director/Consultant
         2869 India St.                     2869 India St.
         San Diego, CA  92103               San Diego, CA 92103

         Harvey Lalach                      Frank DeSantis
         Vice President/Director            Director/Corporate Council
         2575 Alberta Ct.                   2869 India St.
         Kelowna, BC  V1W2X8                San Diego, CA 92103

         R. B. Harris                       Aubrye A. Harris
         Director/Chair                     Director/Actg. Secretary
         419 Main St. - Suite 424           419 Main St.-Suite 424
         Huntington Beach, CA 92648         Huntington Beach, CA  92648

         Song Liping
         Director/Chinese Advisor
         Rm 504, Bldg#305 Datong Rd
         Gaoquao, Shanghai, PR China
         Postal # 200137


ITEM 5: Other Events and Regulation FD Disclosure.

The Company has additionally  changed the company direct phone contact number to
(818) 991-4259 and the company fax number has been changed to (818) 991-6129. The company has also initiated an agreement with the Evans Group IR, to handled investor relations communication. The new contact number for Investor relations is (818) 992-6031. The company's physical address shall remain at 2869 India St., San Diego, CA 92103.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2003
(8K- May 14, 2003 Cont.)


INSTAPAY SYSTEMS, INC.
(Registrant)

By:          /a/  Harry Hargens                 /a/ Robert Bragg
             ----------------------------       ------------------------------
             Harry Hargens                      Robert Bragg
             President/CEO/Director             Resigning Director/Consultant
             (770) 471-4944                     (858) 847-0139

             /a/  Harvey Lalach                 /a/ Frank De Santis
             ----------------------------       ------------------------------
             Harvey Lalach                      Frank De Santis
             Vice Pres./Director                Director/Legal Counsel
             (858) 847-0139                     (619) 688-1199

             /a/ Aubrye A. Harris               /a/ Song Liping
             ----------------------------       ------------------------------
             Aubrye A. Harris                   Song Liping
             Acctg.Sec./Director                Director/International Advisor
             (909) 938-7917                     011-8621-58731310

             /a/ R. B. Harris
             ----------------------------
             R. B. Harris
             Director/ Chairman
             (909) 938-7917

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